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                       AMENDMENT OF EMPLOYMENT AGREEMENT



     This Amendment of Employment Agreement is entered into as of the 7th day of April, 1999, by and between QUEPASA.COM, INC., a Nevada corporation (the "Company"), and JUAN GALAN("Galan").



                             Explanatory Statements



     A. The Company and Galan entered into an Employment Agreement dated as of January 29, 1999 (the "Employment Agreement") whereby the Company employed Galan.



     B. The Company and Galan desire to amend and modify certain terms and conditions of the Employment Agreement.



     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Employment Agreement is hereby amended and modified as follows:



     1. Section numbered 7, "Stock Options" is to read as follows:



        "7. STOCK OPTIONS. Specifically subject to Section 10c herein, Galan shall be granted options to purchase 100,000 shares of the Company's Common Stock (the "Stock Options") exercisable at $8.00 per share, with 50,000 Stock Options to vest upon the Effective Date, 25,000 Stock Options to vest and be exercisable one (1) year from the Effective Date and the remaining 25,000 Stock Options to vest and be exercisable two
        (2) years from the Effective Date. In the event that Galan's employment with the Company is terminated for any reason other than for "Cause", any Stock Options that have not previously vested shall immediately vest and become exercisable. The Stock Options granted herein shall not be subject to the $100,000 Limitation as defined and set forth in Article VII of the Company's 1998 Stock Option Plan.



     2. Any and all other terms and conditions of the Employment Agreement not amended or modified herein shall remain the same and in full force and effect.



                                          Company:


                                          QUEPASA.COM, INC.



                                          By: /s/ JEFFREY PETERSON

                                            ------------------------------------

                                              Jeffrey Peterson, Chief Executive
                                              Officer



                                          Galan:



                                          By: /s/ JUAN GALAN

                                            ------------------------------------

                                              Juan Galan


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